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                                                                   EXHIBIT 10.26


                          GENENCOR INTERNATIONAL, INC.

                                PLEDGE AGREEMENT

        THIS PLEDGE AGREEMENT is made and entered into as of ______________, 2000 by ____________________ (the "Pledgor"), in favor of Genencor International, Inc. (the "Secured Party").

                                    RECITALS

        A. The Pledgor and the Secured Party have entered into that certain Genencor International, Inc. Secured Promissory Note, dated as of
______________, 2000 (as amended, modified and supplemented to date, the "Promissory Note"). All capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Promissory Note.

        B. The Pledgor is the owner of ___________ shares of common stock (the "Pledged Stock") of the Secured Party.

        C. As a condition to advancing funds to the Pledgor under the Promissory Note, the Secured Party has required that the Pledgor grant to the Secured Party a security interest in the Pledged Stock as security for the obligations of the Pledgor under the Promissory Note and any documents executed in connection therewith (collectively, the "Loan Documents").

                                    AGREEMENT

                NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to advance funds to the Pledgor, the Pledgor hereby agrees with the Secured Party and grants as follows:

                1. PLEDGE. The Pledgor hereby pledges and grants to the Secured Party a security interest in the following collateral (the "Pledged Collateral"):

                        (a) the Pledged Stock and the certificates representing the Pledged Stock, and all dividends, cash, instruments, chattel paper and other rights, property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock; and

                        (b) all proceeds of the foregoing.

                2. SECURITY FOR PERFORMANCE. This Pledge Agreement (and all of the Pledged Collateral) secures the payment of the principal of and the interest on the advances made under the Promissory Note and the performance of the Pledgor's obligations pursuant to this Agreement and the other Loan Documents (the "Obligations").

                3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Secured Party pursuant



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hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to Pledgor following the occurrence of an Event of Default, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

                        (a) The delivery of the Pledged Stock to the Secured Party pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral (other than cash not in the possession of the Secured Party), securing the payment of the principle of and the interest on advances made under the Promissory Note and the performance of Pledgor's obligations pursuant to this Agreement and the other Loan Documents.

                        (b) No consent of any other party (including, without limitation, any creditor of the Pledgor) and no governmental approval is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

                5. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

                6. ADMINISTRATION OF SECURITY. The following provisions shall govern the administration of the Pledged Collateral:

                        (a) So long as no Event of Default shall have occurred:

                                (i) The Pledgor shall be entitled to exercise
                any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Promissory Note; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the Secured Party's sole judgment, such action or inaction would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that the Pledgor shall give the Secured



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                Party at least thirty (30) days' written notice of the manner in which he intends to exercise, and the reasons therefor, or the reasons for refraining from exercising, any such right.

                                (ii) The Pledgor shall be entitled to receive
                all cash dividends and other cash distributions paid or payable with respect to any of the Pledged Collateral; provided, however, that any such dividends or other distributions shall first be applied by Pledgor toward the payment of the then unpaid principal balance (and interest thereon) under the Promissory Note. Any and all instruments and other property (other than cash or checks) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, shall be delivered to the Secured Party to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

                        (b) Upon the occurrence of an Event of Default:

                                (i) All rights of the Pledgor to exercise the
                voting and other consensual rights which he would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends which he would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall, upon notice by the Secured Party to the Pledgor, become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and the sole right to receive and hold as Pledged Collateral such dividends (and to the extent permissible, apply them to the Obligations of Pledgor).

                                (ii) All dividends which are received by the
                Pledgor contrary to the provisions of paragraph (i) of this
                Section 6(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

                7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. The Pledgor agrees that he will not, except as permitted by this Pledge Agreement or the Promissory Note: (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) enter into any other contractual obligations which may restrict or inhibit the Secured Party's rights or ability to sell or otherwise dispose of the Pledged Collateral or any part thereof after the occurrence of an Event of Default.

                8. THE SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Secured Party the Pledgor's attorney-in-fact effective upon the occurrence of an Event of Default, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive,



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endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof.

                9. THE SECURED PARTY'S DUTIES; REASONABLE CARE. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment that is not materially less protective than that which the Secured Party accords its own property, it being expressly agreed that the Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but the Secured Party may do so at its option and all expenses incurred in connection therewith shall be payable by and for the sole account of the Secured Party.

                10.DEFAULTS. The occurrence of any one or more of the following events or conditions shall constitute an Event of Default under this Agreement:

                        (a) Failure to Perform. The Pledgor fails to make any principal or interest payment required pursuant to the Promissory Note, this Pledge Agreement or any other Loan Documents and fails to cure such default within the grace period provided in the applicable Loan Document.

                        (b) Representations and Warranties. The Pledgor makes or has made or furnishes or has furnished, any material written warranty, representation or statement to the Secured Party in connection with this Agreement or any of the other Loan Documents which is or was false or misleading when made or furnished.

                        (c) Additional Liens; Attachment. Any lien or encumbrance other than that created by this Pledge Agreement is placed on, or any levy is made on the Collateral, or any portion thereof; or the Collateral, or any portion thereof, is seized or attached pursuant to legal process, and such lien, encumbrance, levy, seizure, or attachment is not removed or released within sixty (60) days from the time such lien or encumbrance was placed thereon or such levy, seizure or attachment was effected; provided, however, that neither the imposition of any lien, encumbrance or levy on the Collateral, nor the seizure of the Collateral, shall constitute an Event of Default under this Pledge Agreement unless such imposition or seizure occurs as a direct result of actions taken by the Pledgor.

                        (d) Voluntary Bankruptcy. The Pledgor commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors;



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                        (e) Involuntary Bankruptcy. The Pledgor fails to obtain
        dismissal, within ninety (90) days after commencement thereof, of any bankruptcy, insolvency, or reorganization proceeding or other proceeding for relief under any bankruptcy law, including, without limitation, the Federal Bankruptcy Code, or any law for the relief of debtors, instituted against the Pledgor by one or more third parties, fails to oppose actively such proceeding, or, in any such proceeding defaults or files an answer admitting the material allegations upon which the proceeding was based, or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of its debts; and

                        (f) Receiver Appointed. Any receiver, trustee or custodian is appointed by a court of competent jurisdiction to take possession of all or any substantial portion of the assets of Pledgor.

                11.REMEDIES UPON DEFAULT. If any Event of Default shall have occurred:

                        (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the applicable state Uniform Commercial Code in effect at that time, and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                        (b) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party for its benefit against, all or any part of the Obligations of the Pledgor pursuant to the Note or this Agreement. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct; provided, that in the event that all of the conditions to the termination of this Pledge Agreement pursuant to Section 13 shall not have been fulfilled, such balance shall



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        be held and applied from time to time as provided in this subsection
        11(b) until all such conditions shall have been fulfilled.

                12.REMEDIES CUMULATIVE. Each right, power and remedy of the Secured Party provided in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by the Secured Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

                13.RELEASE; TERMINATION.

                        (a) So long as no Event of Default shall have occurred and the requirements of payment set forth in the Promissory Note are satisfied, the Pledgor may sell or dispose of any Pledged Collateral, if such sale or disposition is not prohibited by any terms or conditions of this Pledge Agreement, the Promissory Note or any other agreement including, without limitation that certain Restricted Stock Purchase Agreement between the Pledgor and the Secured Party relating to the Pledged Collateral (the "Restricted Stock Purchase Agreement"). The Secured Party shall upon request of the Pledgor execute and deliver to the Pledgor a release or releases in form reasonably satisfactory to the Secured Party to release the lien of this Pledge Agreement with respect to such Pledged Collateral and assign, transfer and deliver such Pledged Collateral to the Pledgor. Such releases and assignments shall be without warranty by or recourse to the Secured Party, except as to the absence of any prior assignments by the Secured Party of its interest in the Pledged Collateral, and shall be at the expense of the Pledgor.

                        (b) This Pledge Agreement shall terminate upon full and complete payment in full of all Obligations on the Promissory Note and the other Loan Documents. The Secured Party, at the time of such termination and at its expense, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor such of the Pledged Collateral as has not yet theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by the Secured Party hereunder, subject to any other agreement including, without limitation, the Restricted Stock Purchase Agreement. Such assignment and delivery shall be without warranty by or recourse to the Secured Party, except as to the absence of any prior assignments by the Secured Party of its interest in the Pledged Collateral.

                14.CONTINUING SECURITY INTEREST. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until terminated pursuant to Section 13(b), (ii) be binding upon the Pledgor and its heirs, successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party, its successors, transferees and assigns.



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                15.WAIVER. To the fullest extent he may lawfully so agree, the
Pledgor agrees that he will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Pledged Collateral; the Pledgor for itself and all who claim through him, so far as he or they now or hereafter lawfully may do so, hereby waive the benefit of all such laws, and all right to have the Pledged Collateral marshaled upon any foreclosure hereof, and agree that any court having jurisdiction to foreclose this Pledge Agreement may order the sale of the Pledged Collateral as an entirety.

                16. REINSTATEMENT. This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of Pledgor's Obligations pursuant to the Promissory Note and the other Loan Documents is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

                17.SEVERABILITY. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Pledge Agreement in any jurisdiction.

                18.SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the full and final payment and performance by the Pledgor of its indebtedness and obligations secured hereby.

                19.COUNTERPARTS. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

                20.GOVERNING LAW. This Pledge Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of Delaware, without regard to principles of conflicts of laws.

                21.GENDER. As used throughout this Pledge Agreement, references to the masculine gender shall be deemed to include references to the feminine, unless the context clearly indicates otherwise.

                22.AMENDMENTS. This Agreement may be amended, modified or supplemented only by a written instrument signed by the Pledgor and the Secured Party.



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                IN WITNESS WHEREOF, the parties hereto have caused this Pledge
Agreement to be duly executed and delivered as of the date first above written.





                                            By:
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                                               Name
                                                    ----------------------------
                                               Title:
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                                            GENENCOR INTERNATIONAL, INC.



                                            By:
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                                               Name
                                                    ----------------------------
                                               Title:
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